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                                                                   EXHIBIT 10.15

[ARV LETTERHEAD]

SENT VIA FACSIMILE AND U.S. MAIL

Mr. Stanley Diamond
CASTLE SERVICE CO., LLC
c/o Castle American Enterprises, LLC
405 Cedar Lane
Teaneck, New Jersey 07666


Dear Stanley:

In accordance with Section 2(a) of that certain buy-sell agreement in letter form dated November 6, 1997 (the "Buy-Sell Agreement"), and Section 14.2 of that certain Operating Agreement (the "Operating Agreement") of Prospect Park Residence, LLC, ARV Assisted Living, Inc. ("ARV") hereby notifies Castle Service Co., LLC ("Castle") that ARV hereby accepts the offer of Castle to purchase ARV's interest in Prospect Park Residence, LLC. This letter constitutes a "Reply Notice" within the meaning of Section 14.2 of the Operating Agreement.

As set forth in Section 2(a) of the Buy-Sell Agreement, the Closing (as defined therein) shall occur within thirty (30) days after Castle's receipt of this Reply Notice.

Should you have any questions, please do not hesitate to contact the undersigned.

Very truly yours,

/s/ Sheila M. Muldoon
Sheila M. Muldoon
Vice President and General Counsel


cc:     Jonathan L. Mechanic, Esq. (via fax 212-859-8582)
        Douglas Flaum, Esq. (via fax 212-859-8584)
        Craig Brown, Esq. (via fax 212-859-8582)
        Leonard Kohl (via fax 201-836-5577)
        Robert P. Freeman, LFREI (via fax 212-332-5980)
        Murry N. Gunty, LFREI (via fax 212-332-5980)
        John A. Booty
        Graham P. Espley-Jones
        Eric K. Davidson
        Brian Flornes